Supplemental Information First Quarter 2023

2 Table of Contents Page Company Highlights 4 Financial Information 8 Debt & Capitalization 19 Leasing Activity & Asset Management 25 Components of Net Asset Value 28 Property Information 30 Portfolio Characteristics 35 Notes & Definitions 55

Company Highlights

4 High-Quality Portfolio of Office & Industrial Properties Net-Leased to a Diversified Pool of Creditworthy Tenants2 78 Properties 19.0M Square Feet 24 States 95.3%1 Leased 23%/58%/19%1 Industrial/ Office/Other 6.9 Years1 WALT 61.5%1 Investment Grade 1.9% Avg. Annual Rent Escalations 1 Based on annualized base rent. See "Notes and Definitions" for an explanation of how the Company defines "investment grade." 2 Peakstone Realty Trust has no affiliation, connection or association with and is not sponsored or approved by the tenants of its properties. Peakstone Realty Trust has not approved or sponsored its tenants or their products and services. All product and company names, logos and slogans are the trademarks or service marks of their respective owners. Office Industrial Wholly-Owned Portfolio Snapshot As of March 31, 2023 Unaudited Unaudited

Wholly-Owned Portfolio
As of March 31, 2023

(Unaudited, USD in thousands)	Number of Properties	Economic Occupancy	Total Rentable Square Feet	WALT (years)	Annualized Base Rent	Investment Grade Credit by Segment[5]
Industrial[1]	19	100.0 %	9,001,800	6.8	$ 48,339	58.7 %
Office[2]	38	98.2	6,184,400	8.2	124,329	67.3
TOTAL / WEIGHTED AVERAGE INDUSTRIAL AND OFFICE	**57**	**99.3 %**	**15,186,200**	**7.8**	**172,668**	**64.9 %**
Other[3]	21	75.6	3,787,300	2.9	40,690	47.1
TOTAL / WEIGHTED AVERAGE PORTFOLIO	**78**	**94.6 %**	**18,973,500** [4]	**6.9**	**$ 213,358**	**61.5 %**

[1] The Industrial segment consists of high-quality, well-located industrial properties with modern specifications.
[2] The Office segment consists of newer, high-quality, and business-essential office properties.
[3] The Other segment consists of vacant and non-core properties, together with other properties in the same cross-collateralized loan pools. This segment includes properties that are either non-stabilized, leased to tenants with shorter lease terms or are being evaluated for repositioning, re-leasing or potential sale.
[4] Includes approximately 9K of square feet subject to leases with third parties for building amenities that do not generate net rent (e.g., health clubs and management offices).
[5] Based on percent of annualized base rent. See "Notes and Definitions" for an explanation of how the Company defines "investment grade."

Peakstone
REALTY TRUST

5

6 Consolidated Leverage $500.5 million36.3% Net Debt + Preferred / Total Gross Real Estate (consol.) $0.37 / $0.68 FFO/AFFO Per Share/Unit2 7.1x Net Debt + Preferred / Normalized EBITDAre (consol.) Total Revenues $67.0 million Same Store Cash NOI Liquidity3 1 Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,999,325. 2 Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,999,325 and weighted average number of OP Units outstanding of 3,537,654 for a total of 39,536,979 shares. 3 See"Debt & Capitalization" section for liquidity calculation. 94.6%/95.3% Occupied/Leased First Quarter Highlights • Sold three properties for $169.6 million of gross disposition proceeds. • Amended existing corporate credit facility (the "Facility") to add an additional extension option to the revolving credit facility (the "Revolver") through January 2026. • Paid off the $400 million 2024 Facility term loan using capacity from the Revolver. • Paid off a $19.1 million secured loan. • Board of Trustees declared $0.075 per common share dividend for March 2023. • Completed a one-for-nine reverse share split, which is reflected in all per share metrics. First Quarter 2023 Highlights (unaudited) Net Income Attributable to Common Shareholders Per Share1 $0.17 Debt Ratio Subsequent Events Highlights • On April 10, 2023, redeemed all preferred shares (being 5 million Series A Preferred Shares which were issued to and held by a third-party international investor). • On April 13, 2023, listed our common shares on the New York Stock Exchange (“NYSE”) under the ticker “PKST”. $48.4 million

Financial Information

Selected Financial Data

(Unaudited, USD in thousands, except per share metrics)	3/31/2023	12/31/2022	For the Quarter Ended 9/30/2022	6/30/2022	3/31/2022
SELECTED FINANCIAL DATA					
Net income attributable to common shareholders per share - basic and diluted[1]	$ 0.17	$ (6.34)	$ (3.08)	$ (2.00)	$ —
FFO per share/unit - basic and diluted[2]	$ 0.37	$ (3.09)	$ 0.68	$ 1.43	$ 1.34
AFFO per share/unit - basic and diluted[2]	$ 0.68	$ 0.75	$ 1.08	$ 1.57	$ 1.41
Interest expense	$ 17,014	$ 16,501	$ 24,283	$ 22,366	$ 21,666
Operating margin	79.9 %	78.9 %	76.0 %	78.2 %	77.5 %
Normalized EBITDAre	$ 58,383	$ 57,924	$ 64,350	$ 86,861	$ 80,230
Adjusted EBITDA	$ 41,144	$ 42,553	$ 67,968	$ 84,151	$ 77,046
WHOLLY-OWNED PORTFOLIO STATISTICS					
Rentable Square Feet[3]	18,973,500	19,889,700	21,058,200	29,159,400	29,157,000
Economic Occupancy	94.6 %	94.8 %	95.1 %	92.7 %	93.4 %
Leased (based on portfolio square feet)	95.3 %	95.5 %	95.6 %	93.0 %	93.9 %
CAPITALIZATION					
Outstanding Common Shares	36,006,922	35,999,898	36,007,433	36,082,283	36,079,527
Weighted average number of common shares outstanding - basic and diluted	35,999,325	35,999,203	36,081,363	36,079,905	36,071,465
Weighted-average outstanding OP Units	3,537,654	3,537,654	3,537,654	3,537,654	3,537,654
Series A Preferred Shares[4]	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Total Consolidated Debt	$ 1,468,930	$ 1,489,803	$ 1,491,689	$ 2,536,910	$ 2,539,316
Total Cash, Cash Equivalents and Restricted Cash	$ 370,209	$ 237,944	$ 87,883	$ 222,293	$ 203,303

[1] Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,999,325.
[2] Calculated based on weighted average number of common shares outstanding - basic and diluted of 35,999,325 and weighted average number of OP Units outstanding of 3,537,654 for a total of 39,536,979 shares.
[3] Includes approximately 9K of square feet subject to leases with third parties for building amenities that do not generate net rent (e.g., health clubs and management offices).
[4] All Series A Preferred Shares were redeemed subsequent to quarter-end.

Peakstone REALTY TRUST

8

9 For the Quarter Ended (Unaudited, USD in thousands) 3/31/20231 12/31/20222 9/30/20222 6/30/20222 3/31/20222 REVENUES BY SEGMENT Industrial $ 14,594 $ 15,945 $ 15,095 $ 14,807 $ 15,500 Office 39,189 45,643 72,128 93,494 85,846 Industrial and Office Total 53,783 61,588 87,223 108,301 101,346 Other 13,190 14,305 14,107 14,772 14,843 Total Revenues $ 66,973 $ 75,893 $ 101,330 $ 123,073 $ 116,189 NOI BY SEGMENT Industrial $ 12,630 $ 13,564 $ 13,389 $ 13,111 $ 13,413 Office 32,852 37,320 54,374 72,793 66,493 Industrial and Office Total 45,482 50,884 67,763 85,904 79,906 Other 8,037 8,998 9,291 10,307 10,168 Total NOI $ 53,519 $ 59,882 $ 77,054 $ 96,211 $ 90,074 CASH NOI BY SEGMENT Industrial $ 12,394 $ 13,300 $ 12,846 $ 12,798 $ 13,112 Office 29,396 32,723 52,782 70,903 64,537 Industrial and Office Total 41,790 46,023 65,628 83,701 77,649 Other 8,226 8,626 8,336 9,678 9,490 Total Cash NOI $ 50,016 $ 54,649 $ 73,964 $ 93,379 $ 87,139 Selected Financial Data (continued) 1See "Non-GAAP Financial Measures " for reconciliations of NOI to Cash NOI for the periods ending 3/31/2023 and 3/31/2022. 2See "Notes and Definitions" for reconciliations of NOI to Cash NOI for the interim periods ending 12/31/2022, 9/30/2022, and 6/30/2022.

10 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 REVENUES Rental income $ 66,973 $ 75,893 $ 101,330 $ 123,073 $ 116,189 EXPENSES Property operating expense 7,110 9,357 13,716 14,335 15,043 Property tax expense 5,822 6,065 9,737 11,482 10,033 Property management fees to non-affiliates 522 589 823 1,045 1,039 General and administrative expenses 9,912 11,706 9,772 8,892 9,523 Corporate operating expenses to affiliates 378 284 140 416 510 Depreciation and amortization 31,356 35,275 42,628 59,980 52,863 Real estate impairment provision — 41,323 10,697 75,557 — Total expenses 55,100 104,599 87,513 171,707 89,011 Income (loss) before other income and (expenses) 11,873 (28,706) 13,817 (48,634) 27,178 OTHER INCOME (EXPENSES) Interest expense (17,014) (16,501) (24,283) (22,366) (21,666) Other income (loss), net 1,396 (181) 89 (54) 101 Extinguishment of debt — — (13,249) — — Net loss from investment in unconsolidated entity (14,661) (9,993) — — — Gain (loss) from disposition of assets, net 30,610 (43,767) (95,513) — — Goodwill impairment provision — (135,270) — — — Transaction expense (3,187) (13,724) (234) (5,545) (2,883) NET INCOME (LOSS) 9,017 (248,142) (119,373) (76,599) 2,730 Distributions to redeemable preferred shareholders (2,376) (2,516) (2,516) (2,516) (2,516) Net (income) loss attributable to noncontrolling interests (585) 22,071 10,710 6,952 (19) Net income (loss) attributable to controlling interests 6,056 (228,587) (111,179) (72,163) 195 Distributions to redeemable noncontrolling interests attributable to common shareholders (23) (45) (45) (44) (44) NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS $ 6,033 $ (228,632) $ (111,224) $ (72,207) $ 151 NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS PER BASIC & DILUTED SHARE $ 0.17 $ (6.34) $ (3.08) $ (2.00) $ — WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC & DILUTED 35,999,325 35,999,203 36,081,363 36,079,905 36,071,465 Consolidated Statement of Operations

11 As of (Unaudited, USD in thousands) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 ASSETS Cash and cash equivalents $ 368,210 $ 233,180 $ 75,838 $ 202,655 $ 184,209 Restricted cash 1,999 4,764 12,045 19,638 19,094 Real estate Land 316,341 327,408 380,998 573,306 584,291 Building and improvements 2,523,243 2,631,965 2,865,548 4,029,828 4,107,554 Tenant origination and absorption cost 524,750 535,889 598,662 853,542 876,324 Construction in progress 8,223 1,994 2,795 4,581 3,081 TOTAL REAL ESTATE 3,372,557 3,497,256 3,848,003 5,461,257 5,571,250 Less accumulated depreciation and amortization (638,428) (644,639) (682,814) (1,066,176) (1,044,790) Total real estate, net 2,734,129 2,852,617 3,165,189 4,395,081 4,526,460 Investments in unconsolidated entity 164,876 178,647 194,485 — — Intangible assets, net 32,870 33,861 35,281 40,179 41,784 Deferred rent receivable 69,677 79,572 81,156 111,507 112,195 Deferred leasing costs, net 20,262 26,507 26,268 48,835 43,422 Goodwill 94,678 94,678 229,948 229,948 229,948 Due from affiliates — — 226 226 276 Right of use asset 35,013 35,453 35,894 39,997 40,362 Interest rate swap asset 33,038 41,404 42,724 21,905 17,133 Other assets 29,854 31,877 35,347 39,045 35,435 Real estate assets and other assets held for sale, net — 20,816 — — — TOTAL ASSETS $ 3,584,606 $ 3,633,376 $ 3,934,401 $ 5,149,016 $ 5,250,318 Consolidated Balance Sheet

Consolidated Balance Sheet (continued)

(Unaudited, USD in thousands)	As of 3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
LIABILITIES AND EQUITY					
Debt, net	$ 1,461,584	$ 1,485,402	$ 1,486,783	$ 2,529,228	$ 2,531,067
Restricted reserves	627	627	7,150	8,417	8,465
Interest rate swap liability	—	—	—	—	4,926
Distributions payable	5,164	12,402	12,111	12,078	12,393
Due to affiliates	876	1,458	1,636	1,690	2,532
Intangible liabilities, net	19,818	20,658	22,989	27,420	29,175
Lease liability	46,320	46,519	46,598	52,244	52,088
Accrued expenses and other liabilities	79,114	80,175	85,096	110,815	103,669
TOTAL LIABILITIES	**1,613,503**	**1,647,241**	**1,662,363**	**2,741,892**	**2,744,315**
Perpetual convertible preferred shares[1]	125,000	125,000	125,000	125,000	125,000
Noncontrolling interests subject to redemption	3,801	3,812	3,812	4,671	4,671
SHAREHOLDERS' EQUITY					
Common Shares	36	36	325	325	325
Additional paid-in capital	2,950,706	2,948,600	2,952,618	2,954,932	2,953,256
Cumulative distributions	(1,051,551)	(1,036,678)	(1,007,957)	(979,028)	(950,635)
Accumulated (loss) income	(263,893)	(269,926)	(41,293)	69,927	142,134
Accumulated other comprehensive income (loss)	33,847	40,636	40,097	21,078	12,204
TOTAL SHAREHOLDERS' EQUITY	1,669,145	1,682,668	1,943,790	2,067,234	2,157,284
Noncontrolling interests	173,157	174,655	199,436	210,219	219,048
TOTAL EQUITY	1,842,302	1,857,323	2,143,226	2,277,453	2,376,332
TOTAL LIABILITIES AND EQUITY	**$ 3,584,606**	**$ 3,633,376**	**$ 3,934,401**	**$ 5,149,016**	**$ 5,250,318**

[1] All Series A Preferred Shares were redeemed subsequent to quarter-end.

Peakstone REALTY TRUST

12

13 For the Quarter Ended For the Quarter Ended 3/31/2023 3/31/2022 (Unaudited, USD in thousands) Industrial Office Industrial and Office Total Other Total Portfolio Industrial Office Industrial and Other Total Other Total Portfolio Revenue $ 14,594 $ 39,189 $ 53,783 $ 13,190 $ 66,973 $ 15,500 $ 85,846 $ 101,346 $ 14,843 $ 116,189 Operating Property Expense (842) (3,394) (4,236) (2,874) (7,110) (996) (11,451) (12,447) (2,596) (15,043) Property Tax Expense (1,059) (2,706) (3,765) (2,057) (5,822) (1,028) (7,163) (8,191) (1,842) (10,033) Management Fees (Non-Affiliate) (63) (237) (300) (222) (522) (63) (743) (806) (233) (1,039) TOTAL NOI 12,630 32,852 45,482 8,037 53,519 13,413 66,489 79,902 10,172 90,074 NON-CASH ADJUSTMENTS: Straight Line Rent (117) (4,457) (4,574) 315 (4,259) (215) (2,518) (2,733) 192 (2,541) In-Place Lease Amortization (95) 99 4 (126) (122) (86) (211) (297) (116) (413) Deferred Termination Income (24) — (24) — (24) — — — (758) (758) Deferred Ground Lease — 433 433 — 433 — 512 512 5 517 Other Intangible Amortization — 368 368 — 368 — 368 368 — 368 Inducement Amortization — 101 101 — 101 — 69 69 — 69 TOTAL CASH NOI $ 12,394 $ 29,396 $ 41,790 $ 8,226 $ 50,016 $ 13,112 $ 64,709 $ 77,821 $ 9,495 $ 87,316 Non-GAAP Financial Measures NOI and Cash NOI Quarter Ended

14 1 The decrease in same store quarter-to-date Cash NOI of $2.5 million is primarily due to a $2.2 million rent concession related to a lease renewal. For the Quarter Ended (Unaudited, USD in thousands) 3/31/2023 3/31/2022 CASH NOI ALLOCATION � Industrial $ 12,394 $ 13,112 Office 29,396 64,709 Industrial and Office Total $ 41,790 $ 77,821 � Other 8,226 9,495 TOTAL CASH NOI $ 50,016 $ 87,316 SAME STORE CASH NOI ADJUSTMENTS � � Recently acquired properties — — Recently disposed properties (1,570) (36,448) � Operating Partnership — 25 TOTAL SAME STORE CASH NOI ADJUSTMENTS (1,570) (36,423) TOTAL SAME STORE CASH NOI $ 48,446   $ 50,893 SAME STORE CASH NOI � Industrial $ 12,081 $ 11,973 Office 28,139 29,405 Industrial and Office Total $ 40,220 $ 41,378 Other 8,226 9,515 TOTAL SAME STORE CASH NOI $ 48,446   $ 50,893 Change in Same Store Cash NOI ($)1 $ (2,447) Change in Same Store Cash NOI (%)1 (4.8) % NUMBER OF SAME STORE PROPERTIES 78 TOTAL SAME STORE SQUARE FEET 18,973,500 SAME STORE ECONOMIC OCCUPANCY 94.6 % Non-GAAP Financial Measures (continued) Same Store NOI and Cash NOI

15 For the Quarter Ended (Unaudited, USD in thousands, except per share metrics) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Reconciliation of Net Income to Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) GAAP NET (LOSS) INCOME $ 9,017 $ (248,142) $ (119,373) $ (76,599) $ 2,730 Depreciation of building and improvements 20,054 22,336 26,268 32,494 32,093 Amortization of leasing costs and intangibles 11,397 13,037 16,456 27,575 20,858 Impairment provision, real estate — 41,323 10,697 75,557 — Equity interest of depreciation of building and improvements - unconsolidated entities 7,238 4,643 — — — (Gain)/Loss from disposition of assets, net (30,610) 43,767 95,513 — — Company's share of loss on sale of unconsolidated entity — 3,558 — — — FFO $ 17,096 $ (119,478) $ 29,561 $ 59,027 $ 55,681 Distribution to redeemable preferred shareholders (2,376) (2,515) (2,516) (2,516) (2,516) FFO attributable to common shareholders and limited partners $ 14,720 $ (121,993) $ 27,045 $ 56,511 $ 53,165 Reconciliation of FFO to AFFO: FFO attributable to common shareholders and limited partners $ 14,720 $ (121,993) $ 27,045 $ 56,511 $ 53,165 Revenues in excess of cash received, net (4,283) (5,199) (3,521) (3,389) (3,298) Amortization of share-based compensation 2,556 3,433 2,698 1,685 1,757 Deferred rent - ground lease 433 433 490 511 517 Amortization of above/(below) market rent, net (122) (923) (436) (432) (414) Unrealized loss (gain) on investments (32) 15 22 68 90 Amortization of debt premium/(discount), net 102 103 103 102 101 Amortization of below tax benefit amortization 368 377 377 372 368 Amortization of ground leasehold interests (96) (98) (95) (90) (89) Amortization of deferred financing costs 1,274 993 920 840 791 Company's share of amortization of deferred financing costs- unconsolidated entity 9,632 3,740 — — — Amortization of lease inducements 101 79 105 284 69 Company's share of revenues in excess of cash received (straight-line rents) - unconsolidated entity (826) (257) — — — Company's share of amortization of above market rent - unconsolidated entity (288) (58) — — — Write-off of transaction costs 32 — — 10 18 Employee separation expense — — — 2 70 Loss on debt breakage costs — write-off of deferred financing costs — — 1,771 — — Transaction expenses 3,187 13,724 234 5,545 2,883 Impairment provision, goodwill — 135,270 — — — Debt breakage costs — — 13,249 — — AFFO available to common shareholders and limited partners $ 26,758 $ 29,639 $ 42,962 $ 62,019 $ 56,028 FFO per share, basic and diluted $ 0.37 $ (3.09) $ 0.68 $ 1.43 $ 1.34 AFFO per share, basic and diluted $ 0.68 $ 0.75 $ 1.08 $ 1.57 $ 1.41 Weighted-average common shares outstanding - basic and diluted EPS 35,999,325 35,999,203 36,079,905 36,081,363 36,071,465 Weighted-average OP Units 3,537,654 3,537,654 3,537,654 3,537,654 3,537,654 Weighted-average common shares and OP Units outstanding - basic and diluted FFO/AFFO 39,536,979 39,536,857 39,617,559 39,619,017 39,609,119 Non-GAAP Financial Measures (continued) FFO and AFFO

Non-GAAP Financial Measures (continued)

EBITDA, EBITDAre, Normalized EBITDAre & Adjusted EBITDA (per the credit facility)

(Unaudited, USD in thousands)	For the Quarter Ended 3/31/2023	12/31/2022	9/30/2022	6/30/2022	3/31/2022
Reconciliation of Net income (loss) to EBITDAre					
Net (loss) income	$ 9,017	$ (248,142)	$ (119,373)	$ (76,599)	$ 2,730
Interest	17,014	16,501	24,283	22,366	21,666
Depreciation and amortization	31,356	35,275	42,628	59,980	52,863
EBITDA	**57,387**	**(196,366)**	**(52,462)**	**5,747**	**77,259**
(Gain) Loss on sales of real estate, net	(30,610)	43,767	95,513	–	–
Extinguishment of debt	–	–	13,249	–	–
Loss on investment in unconsolidated entity	14,661	9,993	–	–	–
Impairment provision, real estate	–	41,323	10,697	75,557	–
Proportion share of adjustments for unconsolidated entities	13,468	5,121	–	–	–
EBITDAre	**54,906**	**(96,162)**	**66,997**	**81,304**	**77,259**
Adjustment for acquisitions and dispositions	(1,694)	(2,578)	(2,881)	–	–
Write-off of transaction costs	–	–	–	10	18
Employee separation expense	–	–	–	2	70
Adjustment for joint venture acquisition	1,984	7,670	–	–	–
Impairment provision, goodwill	–	135,270	–	–	–
Transaction expenses	3,187	13,724	234	5,545	2,883
Normalized EBITDAre	**58,383**	**57,924**	**64,350**	**86,861**	**80,230**
Reconciliation of Normalized EBITDAre to Adjusted EBITDA (per the credit facility)					
Amortization of deferred financing costs	1,274	993	2,691	840	791
Amortization of debt premium/(discount), net	102	103	103	102	101
Amortization of above/(below) market rent, net	(122)	(923)	(436)	(432)	(414)
Amortization of other Intangibles	368	377	377	372	331
Income taxes	184	174	251	142	368
Property management fees to non-affiliates	522	589	823	1,045	1,039
Deferred rent	(3,850)	(4,765)	(3,031)	(2,879)	(2,782)
Adjustment to Interest	(1,376)	(1,096)	613	(932)	(1,636)
Adjustment for write-off of transaction costs	–	–	–	(10)	(18)
Adjustment for unconsolidated joint venture	(15,452)	(12,791)	–	–	–
Reversal of adjustment for acquisitions and dispositions	1,694	2,578	2,881	–	–
Less: Capital reserves	(583)	(610)	(654)	(958)	(964)
Adjusted EBITDA (per the credit facility)	**$ 41,144**	**$ 42,553**	**$ 67,968**	**$ 84,151**	**$ 77,046**

Peakstone REALTY TRUST

16

17 For the Quarter Ended (Unaudited, USD in thousands) 3/31/2023 % of NOI1 12/31/2022 % of NOI1 9/30/2022 % of NOI1 6/30/2022 % of NOI1 3/31/2022 % of NOI1 Maintenance Capital Expenditures by segment: Industrial $ 83 0.2% $ 358 0.6% $ — — % $ — — % $ — — % Office — — 776 1.3 409 0.6 882 0.9 1,082 1.2 Total Industrial and Office $ 83 — % $ 1,134 1.9% $ 409 0.6% $ 882 0.9% $ 1,082 1.2 % Other 69 0.1% 12 — 2 — — — 1 — Total Maintenance Capital Expenditures $ 152 0.1% $ 1,147 1.9% $ 411 0.6% $ 882 0.9% $ 1,083 1.2 % Value Enhancing Expenditures by segment: Industrial $ — — % $ — — % $ 5,879 7.9% $ 8 — % $ 2 — % Office — — 1,799 3.0 — — 2,714 2.8 414 0.5 Total Industrial and Office $ — — % $ 1,799 3.0% $ 5,879 7.9% $ 2,722 2.8% $ 416 0.5 % Other 694 1.3 548 0.9 1,926 2.6 — — 781 0.9 Total Value Enhancing Expenditures $ 694 1.3% $ 2,347 3.9% $ 7,727 10.5% $ 2,722 2.8% $ 1,197 1.4 % Total Capital Expenditures $ 846 1.4% $ 3,494 5.8% $ 8,138 11.1% $ 3,604 3.7% $ 2,280 2.6% 1 Represents percentage of capital expenditures compared to consolidated NOI. Capital Expenditures Summary (Cash Basis)

Debt & Capitalization

Capitalization & Liquidity Overview - Consolidated
As of March 31, 2023

(Unaudited, USD in thousands)

Capitalization - Consolidated	Contractual Rate[1]	Effective Rate[2]	Term[1]		
SECURED DEBT					
Fixed-Rate Mortgages	4.49%	4.49%	4.27	$	518,930
TOTAL SECURED DEBT					518,930
UNSECURED DEBT [2]					
Revolver Loan [3]	6.35%	4.04%	2.8		400,000
2025 Term Loan	6.30%	4.53%	3.1		400,000
2026 Term Loan	6.30%	2.50%	2.7		150,000
Total Unsecured Debt					950,000
TOTAL CONSOLIDATED DEBT					1,468,930
Less: Cash & cash equivalents - excl. restricted					(368,210)
NET DEBT[6]					1,100,720
Series A Preferred Equity[5]					125,000
NET DEBT + SERIES A PREFERRED EQUITY				$	**1,225,720**
COMMON EQUITY & OP UNITS					
Common Equity					36,007
OP Units					3,538
COMMON EQUITY & OP UNITS					**39,545**

Debt Ratios - Consolidated	
Net Debt + Series A Preferred Equity /Total Gross Real Estate	36.3 %
Net Debt / Total Gross Real Estate	32.6 %
Net Debt + Series A Preferred Equity / Normalized EBITDAre (Consolidated)	7.1x
Net Debt / Normalized EBITDAre (Consolidated)	6.4x
Net Debt + Series A Preferred Equity / Adjusted EBITDA	7.4x
Net Debt / Adjusted EBITDA	6.7x
Unsecured Debt / Total Gross Real Estate	28.2 %
Unsecured properties / Total properties (based on ABR)	59.7 %
Unsecured properties / Total properties (based on acquisition price)	64.1 %
Percentage of Floating-Rate Debt [4]	13.6 %

Liquidity - Consolidated		
TOTAL REVOLVER BORROWING BASE COMMITMENTS	$	1,082,252
Borrowing base availability	$	1,082,252
Outstanding revolver and term loan		(950,000)
REVOLVER AVAILABLE CAPACITY	$	132,252
Cash and cash equivalents (excl. restricted)	$	368,210
Revolver remaining capacity		132,252
TOTAL LIQUIDITY	$	**500,462**

[1] Excludes the impact of fixed-rate swaps.
[2] As of 9/28/22, the Secured Overnight Financing Rate ("SOFR" or "SOF rate") replaced LIBOR as the applicable reference rate for our variable rate debt. The amounts listed in this section are inclusive of the 4.80% SOF rate effective as of 3/31/23, plus spread of 1.40% (Term Loans) or 1.45% and 0.1% index (Revolver Loan). The effective interest rate of the $950 million of term loans are inclusive of the Company's fixed-rate interest swaps.
[3] The Revolver Loan is subject to a series of extension options through January 31, 2026, which can be utilized if certain conditions are met and upon payment of an extension fee.
[4] Percentage of floating-rate debt includes impact of fixed-rate swaps.
[5] All Series A Preferred Shares were redeemed subsequent to quarter-end.
[6] Refer to the next section for "Unconsolidated Net Debt", which is presented separately since PKST has no obligation to contribute capital to the unconsolidated joint venture and has no guarantee requirement related to the debt of the unconsolidated joint venture.

Peakstone REALTY TRUST

19

20 1 Unconsolidated Net debt is presented separately since PKST has no obligation to contribute capital to the unconsolidated joint venture and has no guarantee requirement related to the debt of the unconsolidated joint venture. 2 All Series A Preferred Shares were redeemed subsequent to quarter-end. (Unaudited, USD in thousands) Capitalization - Pro Rata TOTAL CONSOLIDATED DEBT $ 1,468,930 Less: Cash & cash equivalents - excl. restricted (368,210) NET DEBT 1,100,720 Unconsolidated Debt - pro rata share 525,280 Unconsolidated Cash & cash equivalents - excl. restricted - pro rata share (10,854) UNCONSOLIDATED NET DEBT (PRO RATA SHARE)1 514,426 NET DEBT (PRO RATA SHARE) 1,615,146 Series A Preferred Equity2 125,000 NET DEBT (PRO RATA SHARE) + SERIES A PREFERRED EQUITY $ 1,740,146 Debt Ratios - Pro Rata Net Debt (pro rata share) + Series A Preferred Equity / Normalized EBITDAre 7.5x Net Debt (pro rata share) / Normalized EBITDAre 6.9x Capitalization & Liquidity Overview - Consolidated (Pro Rata Share) As of March 31, 2023

21 As of (Unaudited, USD in thousands) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 SECURED FIXED-RATE DEBT Mortgage borrowings on wholly-owned portfolio $ 518,930 $ 539,803 $ 541,689 $ 1,013,410 $ 1,015,816 Total Secured Fixed-Rate Debt 518,930 539,803 541,689 1,013,410 1,015,816 UNSECURED FLOATING-RATE DEBT Revolving Credit Facility: Revolver Loan 400,000 — — 373,500 373,500 2023 Term Loan — — — 200,000 200,000 2024 Term Loan — 400,000 400,000 400,000 400,000 2025 Term Loan 400,000 400,000 400,000 400,000 400,000 2026 Term Loan 150,000 150,000 150,000 150,000 150,000 Total Unsecured Floating-Rate Debt 950,000 950,000 950,000 1,523,500 1,523,500 TOTAL CONSOLIDATED DEBT $ 1,468,930 $ 1,489,803 $ 1,491,689 $ 2,536,910 $ 2,539,316 Fixed charge coverage (per the credit facility) 1.84x 2.2x 2.3x 3.4x 3.3x Interest coverage ratio (per the credit facility) 2.63x 2.8x 2.7x 3.9x 3.9x Consolidated Debt Summary

22 (Unaudited, USD in thousands) SECURED DEBT Collateral Contractual Interest Rate Maturity Date Outstanding Balance INDUSTRIAL AND OFFICE Samsonite Mortgage Loan 6.08% 9/1/2023 $ 17,708 Pepsi Bottling Ventures Mortgage Loan 3.69% 10/1/2024 17,738 BOA II Loan 1 4.32% 5/1/2028 250,000 Total Industrial and Office 285,446 OTHER Highway 94 Mortgage Loan 3.75% 8/1/2024 12,486 AIG Loan II 2 4.15% 11/1/2025 121,743 AIG Loan 3 4.96% 2/1/2029 99,255 Total Other 233,484 Total Consolidated Secured Debt $ 518,930 1 The BOA II portfolio includes the following properties: IGT, 3M, Amazon, and Southern Company. 2 The AIG II portfolio includes the following properties: Owens Corning, Westgate II (Wood Group), Administrative Offices of the Pennsylvania Courts, Wyndham Worldwide, MGM Corporate Center, and Hitachi Astemo 3 The AIG portfolio includes the following properties: Northrop Grumman, Schlumberger, Raytheon Technologies, Avnet, and 30 Independence. Consolidated Secured Debt Schedule As of March 31, 2023

Consolidated Debt Maturity Schedule (Including Effect of Interest Rate Swaps)
As of March 31, 2023

(Unaudited, USD in thousands)

Statistics (Including Effect of Swaps)	Fixed	Floating	Total
Amount	$1,268,930	$200,000	$1,468,930
Percentage of Total Consolidated Debt	86%	14%	100%
W.A. Term Remaining (Yrs)	3.4	2.8	3.3
W.A. Interest Rate (%)	4.0%	6.4%	4.2%



$17,708 [1]
17,738 [3]
12,486 [2]
$30,224
$521,743
$121,743[4]
$400,000[5]
$550,000
$400,000 [7]
$150,000[6]
$–
$250,000 [8]
$99,255 [9]
2023
2024
2025
2026
2027
2028
2029
2025 and 2026 Term loans
Mortgage loans (Industrial and Office) [10]
Mortgage loans (Other) [10]
Revolver

[1] Represents the Samsonite mortgage loan. | [2] Represents the Highway 94 mortgage loan. | [3] Represents the Pepsi Bottling Ventures mortgage loan. | [4] Represents the AIG II mortgage loan. | [5] Represents the 2025 Term Loan. | [6] Represents the 2026 Term Loan. | [7] Represents the Revolving Line of Credit. The Revolver has a maturity date of September 2023 and can be extended through January 2026, subject to the satisfaction certain customary conditions and payment of extension fees. | [8] Represents the BOA II Loan. | [9] Represents the AIG Loan. | [10] Principal repayments on the individual mortgages do not include the net debt premium/(discount) of $0.3 million and deferred financing costs of $(7.7) million.

Peakstone REALTY TRUST

23

Leasing Activity & Asset Management

Leasing Activity - Executed Leases

For the Quarter-Ended March 31, 2023

NEW AND RENEWAL LEASES

Tenant / Property	Location	New Lease Start Date	New Lease Expiration Date	Term (Yrs)	Square Feet	Leasing Commissions $/SF	Tenant Improvement $/SF	Starting Net Rent/SF	Prior Net Rent/SF	Net Rent Change From Prior Lease
OFFICE LEASING										
NEW LEASES										
GMH Capital Partners	Phoenix, AZ	2/1/2023	5/31/2025	2.3	2,522	$ 2.03	$ –	$ 20.00	N/A	N/A
New leases total / weighted average				**2.3**	**2,522**	**2.03**	**0.00**	**20.00**	**N/A**	**N/A**
RENEWAL LEASES										
None										
Total renewal (office) - leases/weighted average										
INDUSTRIAL LEASING										
NEW LEASES										
None										
New leases total / weighted average										
RENEWAL LEASES										
None										
Total renewal (industrial) - leases/weighted average										
Total / weighted average				**2.3**	**2,522**	**$ 2.03**	**$ –**	**$ 20.00**	**N/A**	**N/A**

TERMINATIONS/CONTRACTIONS

Tenant	Location	Previous Lease Expiration Date	Termination Date	Square Feet	Termination Income
None					

Peakstone REALTY TRUST

25

Leasing Activity – Economic Occupancy Summary

	For the Quarter-Ended									
	3/31/2023		12/31/2022		9/30/2022		6/30/2022		3/31/2022	
PORTFOLIO SQUARE FOOTAGE CHANGES										
Total square feet at beginning of period	**19,889,700**		**21,057,700**		**29,159,000**		**29,157,000**		**29,157,000**	
Acquisitions			–		–		–		–	
Dispositions	(918,000)		(1,168,700)		(8,101,300)		–		–	
Remeasurements / other	1,800		700		–		2,000		–	
Total square feet at end of period	**18,973,500**		**19,889,700**		**21,057,700**		**29,159,000**		**29,157,000**	
OCCUPANCY CHANGES [1]										
Occupied square feet beginning of period / Occupancy Rate	**18,850,400**	**/ 94.8 %**	**20,030,200**	**/ 95.1 %**	**27,023,400**	**/ 92.7 %**	**27,223,000**	**/ 93.4 %**	**27,340,800**	**/ 93.8 %**
Expirations:										
Expiring square footage	(193,700)		–		(453,200)		(335,200)		(83,600)	
Lease terminations	–		(70,300)		(32,000)		(135,030)		(124,400)	
Total expirations	**(193,700)**		**(70,300)**		**(485,200)**		**(470,230)**		**(208,000)**	
Leases commencing:										
Renewal leases	193,700		–		–		72,200		6,100	
New leases	19,200		58,800		362,100		190,900		84,100	
Expansion leases	–		–		–		7,500		–	
Other	–		–		–		–		–	
Total leasing activity	**212,900**		**58,800**		**362,100**		**270,600**		**90,200**	
Occupied acquired square feet			–		–		–		–	
Occupied disposed square feet	(918,000)		(1,169,400)		(6,870,100)		–		–	
Total occupancy activity from acquisitions & dispositions	**(918,000)**	**100 %**	**(1,169,400)**	**/ 100 %**	**(6,870,100)**		**–**		**–**	
Other occupancy activity	–		700		–		–		–	
Total occupancy activity	**(898,800)**		**(1,180,200)**		**(6,993,200)**		**(199,630)**		**(117,800)**	
Occupied square feet at end of period / Occupancy Rate	**17,951,600**	**94.6 %**	**18,850,400**	**/ 94.8 %**	**20,030,200**	**/ 95.1 %**	**27,023,400**	**/ 92.7 %**	**27,223,000**	**/ 93.4 %**
Retention[3]		100%		–%		–%		22%		7%

[1] Occupancy changes reflect leasing activity commencing during the quarter.
[2] Expiring square footage includes square footage for tenants who have signed renewal leases.
[3] Retention rate: Renewal leases divided by expiring square footage.

Peakstone REALTY TRUST

26

Components of Net Asset Value

Components of Net Asset Value
As of March 31, 2023

(Unaudited, USD in thousands)

Annualized Base Rent

		ABR	Percentage of ABR
Industrial			
Investment grade[1]	$	28,379	13.3 %
Sub-investment grade[1]		15,096	7.1
Unrated credit		4,864	2.3
		48,339	22.7
Office			
Investment grade[1]		83,623	39.2
Sub-Investment grade[1]		34,524	16.2
Unrated credit		6,182	2.9
		124,329	58.3
Other			
Investment grade[1]		19,168	9.0
Sub-investment grade[1]		20,092	9.4
Unrated credit		1,430	0.6
		40,690	19.0
WHOLLY-OWNED PORTFOLIO	$	213,358	100.0 %

Balance Sheet Components

NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS		
Cash and cash equivalents	$	368,210
Restricted cash		1,999
Construction in progress		8,223
Investments in unconsolidated entity		164,876
Goodwill/operating company		94,678
Cash - surrender value (DCP)		12,830
Tenant rent receivable		1,130
Prepaid insurance		1,768
Swap assets		41,404
Other assets		14,126
TOTAL NON-OPERATING, NON-COMMERCIAL REAL ESTATE ASSETS	$	709,244

Balance Sheet Components (cont'd)

LIABILITIES		
Revolving credit facility and term loans[2]	$	950,000
Mortgages payable[2]		519,000
Accrued tenant improvements		6,980
Prepaid tenant rent		15,518
Real estate taxes payable		4,813
Restricted reserves		627
Deferred compensation		8,636
Distributions payable		5,164
Interest payable		10,114
Other liabilities		29,821
TOTAL LIABILITIES	$	1,550,673
SERIES A PREFERRED SHARES[3]	$	125,000
COMMON SHARES + OP UNITS OUTSTANDING		39,545,000

Real Estate Gross Book Value

REAL ESTATE GROSS BOOK VALUE		
Industrial	$	740,421
Office		1,915,789
Industrial and Office Total		2,656,210
Other		716,347
WHOLLY-OWNED PORTFOLIO	$	3,372,557

[1] See "Notes and Definitions" for an explanation of how the Company defines "investment grade."
[2] Excludes debt premium and deferred financing costs.
[3] All Series A Preferred Shares were redeemed subsequent to quarter-end.

Peakstone REALTY TRUST

28

Property Information

Property List
As of March 31, 2023

USD in thousands, except annualized base rent / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub Type	Year Built/ Renovated[1]	Property WALT	% of Total ABR[3]
1	Industrial	RH	825 Rogers Road	Stockton/Modesto	CA	1,501,400	Single Tenant	100.0 %	Warehouse	2015	7.4	1.2 %
2	Industrial	Amazon (Etna)	11999 National Road	Columbus	OH	856,300	Single Tenant	100.0 %	Warehouse	2016	—[4]	0.5 %
3	Industrial	3M	1650 Macom Drive	Chicago	IL	978,100	Single Tenant	100.0 %	Warehouse	2016	3.6	0.6 %
4	Industrial	Samsonite	10480 Yeager Road	Jacksonville	FL	817,700	Single Tenant	100.0 %	Warehouse	2008	1.7	1.5 %
5	Industrial	Shaw Industries	445 Northport Parkway	Savannah	GA	1,001,500	Single Tenant	100.0 %	Warehouse	2018	10.0	0.9 %
6	Industrial	PepsiCo	8060 State Road 33 North	Tampa	FL	605,400	Single Tenant	100.0 %	Warehouse	2018	5.3	1.1 %
7	Industrial	Amcor	975 West Main Street	Cleveland	OH	586,700	Single Tenant	100.0 %	Manufacturing	1997	9.6	0.3 %
8	Industrial	Amazon (Arlington Heights)	1455 West Cellular Drive	Chicago	IL	182,900	Single Tenant	100.0 %	Warehouse	2020	—[4]	1.9 %
9	Industrial	Pepsi Bottling Ventures	390 Business Park Drive	Winston-Salem	NC	526,300	Single Tenant	100.0 %	Warehouse	2008	9.3	0.5 %
10	Industrial	Roush Industries	333/777 Republic Drive	Detroit	MI	169,200	Single Tenant	100.0 %	Industrial/R&D	2000	5.7	1.6 %
11	Industrial	Berry Global	1515 Franklin Boulevard	Chicago	IL	193,700	Single Tenant	100.0 %	Manufacturing	2003	9.8	2.3 %
12	Industrial	OceanX	6390 Commerce Court	Columbus	OH	312,000	Single Tenant	100.0 %	Warehouse	2015	6.3	0.7 %
13	Industrial	Atlas Copco	3301 Cross Creek Parkway	Detroit	MI	120,000	Single Tenant	100.0 %	Industrial/R&D	2014	2.5	0.6 %
14	Industrial	Huntington Ingalls (500 W. Park Lane)	500 West Park Lane	Hampton Roads	VA	258,300	Single Tenant	100.0 %	Warehouse	1999	4.8	0.8 %
15	Industrial	Huntington Ingalls (300 W. Park Lane)	300 West Park Lane	Hampton Roads	VA	257,200	Single Tenant	100.0 %	Warehouse	2000	4.8	0.7 %
16	Industrial	ZF WABCO	8225 Patriot Boulevard	Charleston	SC	145,200	Single Tenant	100.0 %	Warehouse	2016	10.4	0.6 %
17	Industrial	TransDigm	110 Algonquin Parkway	Northern New Jersey	NJ	114,300	Single Tenant	100.0 %	Manufacturing	1986	5.0	2.8 %
18	Industrial	Hopkins	428 Peyton Street	Emporia	KS	320,800	Single Tenant	100.0 %	Manufacturing	2000	13.8	3.4 %
19	Industrial	Fidelity Building Services	25 Loveton Circle	Baltimore	MD	54,800	Single Tenant	100.0 %	Industrial/R&D	1981	11.8	0.5 %
	INDUSTRIAL TOTAL					**9,001,800**		**100.0 %**			**6.8**	**$ 48,339**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

Peakstone REALTY TRUST

30

Property List (continued)
As of March 31, 2023

USD in thousands, except annualized base rent / SF metrics

	Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	Leased %[2]	Property Sub Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
20	Office	Southern Company	3525 & 3535 Colonnade Parkway	Birmingham	AL	669,400	Single Tenant	100.0 %	Office	2018	21.0	4.3%
21	Office	Keurig Dr. Pepper (53 South Avenue)	53 South Avenue	Boston	MA	280,600	Single Tenant	100.0 %	Office	2014	6.6	1.3%
22	Office	Freeport McMoRan	333 N. Central Ave	Phoenix	AZ	249,000	Single Tenant	100.0 %	Office	2010	4.1	3.7%
23	Office	Maxar Technologies	1300 West 120th Avenue	Denver	CO	430,000	Single Tenant	100.0 %	Office	2002	7.3	3.5%
24	Office	Terraces at Copley Point	5887 Copley Drive	San Diego	CA	201,700	Multi-Tenant	100.0 %	Office	2009	5.2	1.1%
25	Office	LPL (1055 & 1060 LPL Way)	1055 & 1060 LPL Way	Charlotte	SC	307,200	Single Tenant	100.0 %	Office	2016	13.6	2.7%
26	Office	Travel & Leisure, Co.	14 Sylvan Way	Northern New Jersey	NJ	203,500	Single Tenant	100.0 %	Office	2013	6.4	2.7%
27	Office	Wood Group (Westgate III)	17325 Park Row	Houston	TX	226,300	Single Tenant	100.0 %	Office	2014	10.8	2.6%
28	Office	IGT	6355 South Buffalo Drive	Las Vegas	NV	222,300	Single Tenant	100.0 %	Office	2008	7.8	2.4%
29	Office	International Paper	1740 International Drive	Memphis	TN	238,600	Single Tenant	100.0 %	Office	2015	—[4]	2.4%
30	Office	onsemi (5701 N. Pima Road)	5701 N. Pima Road	Phoenix	AZ	133,400	Single Tenant	100.0 %	Office	2017	—[4]	1.5%
31	Office	Zoetis	10 Sylvan Way	Northern New Jersey	NJ	125,700	Single Tenant	100.0 %	Office	2016	—[4]	1.5%
32	Office	McKesson (5801 N. Pima Road)	5801 North Pima Road	Phoenix	AZ	124,900	Single Tenant	100.0 %	Office	2019	—[4]	1.4%
33	Office	McKesson (5601 N. Pima Road)	5601 North Pima Road	Phoenix	AZ	138,200	Single Tenant	100.0 %	Office	2017	—[4]	1.5%
34	Office	40 Wight	40 Wight Avenue	Baltimore	MD	132,200	Single Tenant	93.0 %	Office	2017	9.5	1.3%
35	Office	York Space Systems (East Village)	6060 South Willow Drive	Denver	CO	138,100	Single Tenant	100.0 %	Office/R&D	2020	8.8	1.4%
36	Office	Corteva Agriscience	8501 NW 62nd Ave	Des Moines	IA	184,300	Single Tenant	100.0 %	Office/Lab	2014	3.7	1.4%
37	Office	Keurig Dr. Pepper (63 South Avenue)	63 South Avenue	Boston	MA	150,700	Single Tenant	100.0 %	Office/Lab/R&D	2013	6.6	4.1%
38	Office	LPL (1040 LPL Way)	1040 LPL Way	Charlotte	SC	144,400	Single Tenant	100.0 %	Office	2016	13.6	1.3%
39	Office	Toshiba TEC	3901 South Miami Boulevard	Raleigh/Durham	NC	200,800	Single Tenant	100.0 %	Office	2016	5.1	1.2%
40	Office	Mercury Systems	50 Minuteman Road	Boston	MA	145,300	Single Tenant	100.0 %	Office/Lab	1997	9.1	1.2%

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

Peakstone REALTY TRUST

31

Property List (continued)
As of March 31, 2023

USD in thousands, except annualized base rent / SF metrics

	Segment	Property/Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
41	Office	Occidental Petroleum	501 North Division Street	Platteville	CO	114,500	Single Tenant	100.0 %	Office	2013	10.5	1.1 %
42	Office	Avnet (Phoenix)	2211 S 47th Street	Phoenix	AZ	176,400	Single Tenant	100.0 %	Office	1997	3.4	1.0 %
43	Office	PPG	400 Bertha Lamme Drive	Pittsburgh	PA	118,000	Single Tenant	100.0 %	Office	2010	7.8	1.0 %
44	Office	MISO	720 City Center Drive	Indianapolis	IN	133,400	Single Tenant	100.0 %	Office	2016	5.1	1.0 %
45	Office	Amentum (Heritage III)	13500 Heritage Parkway	Dallas/Fort Worth	TX	119,000	Single Tenant	100.0 %	Office	2006	— [4]	0.9 %
46	Office	Draeger Medical Systems	Six Tech Drive	Boston	MA	128,400	Single Tenant	100.0 %	Office/Lab	2020	8.3	0.9 %
47	Office	Fresenius Medical Care	3355 Earl Campbell Pkwy	Tyler	TX	81,000	Single Tenant	100.0 %	Office	2016	8.6	0.8 %
48	Office	Cigna (500 Great Circle Road)	500 Great Circle Road	Nashville	TN	72,200	Single Tenant	100.0 %	Office	2012	4.3	0.7 %
49	Office	Cigna (Express Scripts)	501 Ronda Court	Pittsburgh	PA	70,500	Single Tenant	100.0 %	Office/Data Center	2015	2.3	0.7 %
50	Office	AT&T (14500 NE 87th Street)	14500 NE 87th Street	Seattle/Puget Sound	WA	60,000	Single Tenant	100.0 %	Office/Data Center	1995	4.4	0.6 %
51	Office	AT&T (14520 NE 87th Street)	14520 NE 87th Street	Seattle/Puget Sound	WA	59,800	Single Tenant	100.0 %	Office/Data Center	1995	4.4	0.6 %
52	Office	Parallon	6451 126th Avenue North	Tampa	FL	83,200	Single Tenant	100.0 %	Office	2013	2.0	0.6 %
53	Office	Tech Data	19031 Ridgewood Parkway	San Antonio	TX	58,000	Single Tenant	100.0 %	Office	2014	1.7	0.5 %
54	Office	Rapiscan Systems	23 Frontage Road	Boston	MA	64,200	Single Tenant	100.0 %	Office/Lab	2014	4.2	0.4 %
55	Office	136 & 204 Capcom	136 & 204 Capcom Avenue	Raleigh/Durham	NC	63,000	Multi Tenant	100.0 %	Office/R&D	2010	2.8	0.2 %
56	Office	AT&T (14560 NE 87th Street)	14560 NE 87th Street	Seattle/Puget Sound	WA	36,000	Single Tenant	100.0 %	Office/Data Center	1995	4.4	0.4 %
57	Office	530 Great Circle Road	530 Great Circle Road	Nashville	TN	100,200	Single Tenant	100.0 %	Office/Lab	2011	— [4]	— %
	OFFICE TOTAL					**6,184,400**		**99.9 %**			**8.2**	**$ 124,329**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

Peakstone REALTY TRUST

32

Property List (continued)

As of March 31, 2023

USD in thousands, except annualized base rent / SF metrics

Segment	Property / Tenant Name	Address	Property Market	Property State	Building Square Feet	Tenancy Type	% Leased[2]	Property Sub-Type	Year Built/ Renovated[1]	Property WALT[3]	% of Total ABR[3]
58 Other	Wyndham Hotels & Resorts	22 Sylvan Way	Northern New Jersey	NJ	249,400	Single Tenant	100.0 %	Office	2009	6.4	3.4 %
59 Other	Wood Group (Westgate II)	17320 Katy Freeway	Houston	TX	186,300	Single Tenant	100.0 %	Office	2014	1.1	2.2 %
60 Other	Schlumberger	1200 Enclave Parkway	Houston	TX	149,700	Single Tenant	98.3 %	Office	1999	– [4]	1.7 %
61 Other	Level 3 (ParkRidge One)	10475 Park Meadows Drive	Denver	CO	166,700	Single Tenant	100.0 %	Office	1999	– [4]	1.6 %
62 Other	Raytheon Technologies	2730 West Tyvola Road	Charlotte	NC	198,900	Single Tenant	100.0 %	Office	1999	– [4]	1.4 %
63 Other	Hitachi Energy USA	500 West Highway 94	Jefferson City	MO	660,000	Single Tenant	100.0 %	Manufacturing	1972	1.4	1.3 %
64 Other	Avnet (Chandler)	6700 West Morelos Place	Phoenix	AZ	231,500	Single Tenant	100.0 %	Industrial/R&D	2008	– [4]	1.3 %
65 Other	Franklin Center	6841 Benjamin Franklin Drive	Baltimore	MD	202,500	Multi-Tenant	55.0 %	Office	2008	3.4	1.3 %
66 Other	KBR	345 Bob Heath Drive	Huntsville	AL	120,000	Single Tenant	100.0 %	Office	2013	0.4	1.0 %
67 Other	30 Independence	30 Independence Boulevard	Northern New Jersey	NJ	207,300	Multi-Tenant	52.0 %	Office	2020	8.2	0.3 %
68 Other	Northrop Grumman	4065 Colonel Glenn Highway	Cincinnati/Dayton	OH	99,200	Single Tenant	100.0 %	Office	2012	1.4	0.8 %
69 Other	MGM Corporate Center (880 Grier Drive)	880 Grier Drive	Las Vegas	NV	81,000	Single Tenant	100.0 %	Office	1988	1.4	0.6 %
70 Other	Hitachi Astemo	9296 Intermodal North Court	Columbus	OH	304,600	Single Tenant	100.0 %	Warehouse	2014	2.0	0.5 %
71 Other	MGM Corporate Center (840 Grier Drive)	840 Grier Drive	Las Vegas	NV	60,500	Single Tenant	100.0 %	Office	1997	1.4	0.4 %
72 Other	Administrative Office of Pennsylvania Courts	5035 Ritter Road	Harrisburg	PA	56,600	Single Tenant	100.0 %	Office/Data Center	1988	1.3	0.4 %
73 Other	Owens Corning	4535 Enterprise Drive Northwest	Charlotte	NC	61,200	Single Tenant	100.0 %	Manufacturing	1998	1.8	0.2 %
74 Other	MGM Corporate Center (950 Grier Drive)	950 Grier Drive	Las Vegas	NV	26,800	Single Tenant	100.0 %	Office	1989	1.4	0.1 %
75 Other	Gold Pointe Corp Ctr Bldg C	11971 Foundation Place	Sacramento	CA	145,900	Single Tenant	3.0 %	Office	2002	19.5	– %
76 Other	Quebec Court II	5800 South Quebec Street	Denver	CO	157,300	Single Tenant	– %	Office	1980	–	– %
77 Other	Park Meadows Corporate Center II	10002 Park Meadows Drive	Denver	CO	70,300	Single Tenant	– %	Office	2000	–	– %
78 Other	Crosspoint	20022 North 31st Avenue	Phoenix	AZ	351,600	Multi-Tenant	8.0 %	Office	2021	– [4]	0.2 %
OTHER TOTAL					**3,787,300**		**76.6 %**			**2.9**	**$ 40,690**
TOTAL CONSOLIDATED PORTFOLIO					**18,973,500**		**95.3 %**			**6.9**	**$ 213,358**

(1) Year shown is either the year built or year substantially renovated.
(2) Total calculated as a weighted average based on rentable square feet.
(3) Total calculated as a weighted average based on ABR.
(4) Lease restricts certain disclosures.

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33

Portfolio Characteristics

35 1 Weighted average rental increase is based on the remaining term of each lease as of March 31, 2023. Excludes leases with remaining term less than one year. Lease Escalation Frequency % Annualized Base Rent Wtd. Avg. Annual Growth Rate 1 Annually 86.5% 2.1% Every 5 Years 10.8 0.6 Other Frequencies 1.1 6.5 No Escalations 1.6 — PORTFOLIO TOTAL / WEIGHTED AVERAGE 100.0% 1.9% Rent Growth As of March 31, 2023 Annually 85.6% Every 5 Years 11.2% Other Frequencies 1.3% No Escalations 1.9% Annually 93.1% No Escalations 6.9% Annually 92.0% Every 5 Years 8.0% Annually 82.3% Every 5 Years 15.9% Other Frequencies 1.8% Industrial Industrial and OfficeOffice Other Lease Escalations by Segment

Tenant Concentration: Consolidated
As of March 31, 2023

	Top 10 Tenants			
	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)
1	Keurig Dr. Pepper	BBB	5.4%	6.6
2	Wood Group[3]	HY4[4]	4.8	6.4
3	Southern Company Services	BBB+	4.3	21.0
4	LPL Holdings	Baa3[5]	4.0	13.6
5	Amazon[3]	AA	4.0	8.3
6	Freeport McMoRan	Baa2[5]	3.7	4.1
7	Maxar Technologies	B+	3.5	7.3
8	RH	HY2[4]	3.4	7.4
9	Wyndham Hotels & Resorts	BB-	3.4	6.4
10	McKesson	BBB+	2.8	5.5
	Top 10 Total/Average Lease Term		**39.3%**	**8.3**

Investment Grade Calculation Based On:[2]	
Tenant	32.7 %
Guarantor	9.5
Tenant/Guarantor	42.2
Non-Guarantor Parent	19.3
Total Investment Grade	**61.5 %**

Tenant Profile	
Number of Tenants	73
Average Square Footage Leased per Tenant	247,601
Average Annualized Base Rent per Sq Ft - Industrial	$5.37
Average Annualized Base Rent per Sq Ft - Office	$20.11
Average Annualized Base Rent per Sq Ft - Other	$10.74
Weighted Average Lease Term (WALT)	6.9

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on annualized base rent by tenant as compared to consolidated total.
[3] Represents the combined base rental revenue for two properties leased to the tenant/major tenant.
[4] Represents a rating issued by Bloomberg services.
[5] Represents a rating issued by Moody's at http://www.moodys.com.

Peakstone
REALTY TRUST

36

Tenant Concentration: Industrial and Office
As of March 31, 2023

	Top 10 Tenants			
	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)
1	Keurig Dr. Pepper	BBB	6.7%	6.6
2	Southern Company Services	BBB+	5.3	21.0
3	LPL Holdings	Baa3[3]	5.0	13.6
4	Amazon	AA	4.9	8.3
5	Freeport McMoRan	Baa2[3]	4.6	4.1
6	Maxar Technologies	B+	4.4	7.3
7	RH	HY2[4]	4.3	7.4
8	McKesson	BBB+	3.5	5.5
9	Wyndham Hotels & Resorts	BB-	3.3	6.4
10	Wood Group	HY4[4]	3.2	6.4
	Top 10 Total/Average Lease Term		**45.2%**	**9.1**

Investment Grade Calculation Based On:[2]	
Tenant	34.5 %
Guarantor	10.1
Tenant/Guarantor	44.6
Non-Guarantor Parent	20.3
Total Investment Grade	**64.9 %**

Tenant Profile	
Number of Tenants	52
Average Square Footage Leased per Tenant	291,835
Average Annualized Base Rent per Sq Ft: Industrial and Office	$11.48
Weighted Average Lease Term (WALT)	7.8

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on annualized base rent by tenant for industrial and office segments.
[3] Represents a rating issued by Moody's at http://www.moodys.com.
[4] Represents a rating issued by Bloomberg services.

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37

Tenant Concentration: Industrial
As of March 31, 2023

	Top 10 Tenants			
	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)
1	Amazon	AA	17.5%	8.3
2	RH	HY2[3]	15.2	7.4
3	3M Company	A1[4]	10.1	3.6
4	Samsonite	Ba2[4]	8.5	1.7
5	Shaw Industries	AA	6.9	10.0
6	PepsiCo	A+	6.6	5.3
7	Amcor	BBB	5.5	9.6
8	Huntington Ingalls	BBB-	5.3	4.8
9	Pepsi Bottling Ventures, LLC	A3[4]	3.9	9.3
10	Roush Industries, Inc.	NR[5]	3.4	5.7
	Top 10 Total/Average Lease Term		**82.9%**	**6.6**

Investment Grade Calculation Based On:[2]	
Tenant	10.1 %
Guarantor	20.3
Tenant/Guarantor	30.4
Non-Guarantor Parent	28.3
Total Investment Grade	**58.7 %**

Tenant Profile	
Number of Tenants	17
Average Square Footage Leased per Tenant	529,518
Average Annualized Base Rent per Sq Ft: Industrial	$5.37
Weighted Average Lease Term (WALT)	6.8

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on annualized base rent by tenant for industrial segment.
[3] Represents a rating issued by Bloomberg services.
[4] Represents a rating issued by Moody's at http://www.moodys.com.
[5] Indicates that the tenant is not rated by the major credit agencies used.

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38

Tenant Concentration: Office
As of March 31, 2023

	Tenant/Major Tenant	Rating[1]	% of Annualized Base Rent[2]	WALT (years)
1	Keurig Dr. Pepper	BBB	9.3%	6.6
2	Southern Company Services	BBB+	7.4	21.0
3	LPL	Baa3 [3]	6.9	13.6
4	Freeport McMoRan	Baa2 [3]	6.3	4.1
5	Maxar Technologies	B+	6.1	7.3
6	McKesson	BBB+	4.9	5.5
7	Wyndham Hotels & Resorts	BB-	4.6	6.4
8	Wood Group	HY4 [4]	4.5	10.8
9	IGT	BB+	4.1	7.8
10	International Paper Company	BBB	4.0	6.9
	Top 10 Total/Average Lease Term		**58.1%**	**9.4**

Top 10 Tenants

Investment Grade Calculation Based On:[2]	
Tenant	43.9 %
Guarantor	6.2
Tenant/Guarantor	50.1
Non-Guarantor Parent	17.2
Total Investment Grade	**67.3 %**

Tenant Profile	
Number of Tenants	35
Average Square Footage Leased per Tenant	176,389
Average Annualized Base Rent per Sq Ft: Office	$20.11
Weighted Average Lease Term (WALT)	8.2

[1] Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, issued at http://www.spgglobal.com, unless otherwise noted.
[2] Based on annualized base rent by tenant for office segment.
[3] Represents a rating issued by Moody's at http://www.moodys.com.
[4] Represents a rating issued by Bloomberg services.

Peakstone REALTY TRUST

39

40 Industry Concentration: Consolidated As of March 31, 2023,�2021 Top 10 Industries Top 20 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Capital Goods 16.1% 1 Aerospace & Defense 10.8% 2 Consumer Services 10.0 2 Soft Drinks 7.8 3 Materials 9.3 3 Oil & Gas Equipment & Services 6.5 4 Food, Beverage & Tobacco 7.8 4 Hotels, Resorts & Cruise Lines 6.1 5 Energy 7.5 5 Renewable Electricity 4.3 6 Health Care Equipment & Services 6.5 6 Health Care Services 4.3 7 Commercial & Professional Services 5.8 7 Investment Banking & Brokerage 4.0 8 Utilities 5.3 8 Internet & Direct Marketing Retail 4.0 9 Retailing 4.5 9 Copper 3.7 10 Telecommunication Services 4.3 10 Paper Packaging 3.6 � Top 10 total 77.1% 11 Casinos & Gaming 3.5 All others 22.9% 12 Commercial & Professional Services 3.5 � � � 13 Homefurnishing Retail 3.4 14 Technology Distributors 2.8 � � � 15 Integrated Telecommunication Services 2.8 16 Industrial Conglomerates 2.3 � � � 17 IT Consulting & Other Services 2.2 18 Apparel, Accessories & Luxury Goods 1.9 � � � 19 Semiconductors 1.6 20 Alternative Carriers 1.6 � � � � Top 20 total 80.7 % All others 19.3% 1 Based on annualized base rent for wholly-owned portfolio.

41 Industry Concentration: Industrial and Office As of March 31, 2023,�2021 Top 10 Industries Top 20 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Capital Goods 14.9% 1 Aerospace & Defense 10.6% 2 Materials 11.5 2 Soft Drinks 9.6 3 Food, Beverage & Tobacco 9.6 3 Renewable Electricity 5.3 4 Health Care Equipment & Services 8.1 4 Health Care Services 5.3 5 Utilities 6.5 5 Investment Banking & Brokerage 5.0 6 Consumer Services 6.3 6 Internet & Direct Marketing Retail 4.9 7 Commercial & Professional Services 5.6 7 Copper 4.6 8 Retailing 5.5 8 Paper Packaging 4.5 9 Diversified Financials 5.0 9 Commercial & Professional Services 4.3 10 E-Commerce 4.9 10 Homefurnishing Retail 4.3 � Top 10 total 77.9% 11 Integrated Telecommunication Services 3.4 All others 22.1% 12 Hotels, Resorts & Cruise Lines 3.3 � � � 13 Oil & Gas Equipment & Services 3.2 14 Casinos & Gaming 3.0 � � � 15 Industrial Conglomerates 2.8 16 Apparel, Accessories & Luxury Goods 2.4 � � � 17 Textiles 1.9 18 Semiconductors 1.9 � � � 19 Technology Distributors 1.8 20 Pharmaceuticals 1.8 � � � � Top 20 total 83.9 % All others 16.1% 1 Based on annualized base rent for the industrial and office segments.

42 Industry Concentration: Industrial As of March 31, 20232021 Top 8 Industries Top 14 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Capital Goods 22.8% 1 Internet & Direct Marketing 17.5% 2 E-Commerce 17.5 2 Homefurnishing Retail 15.2 3 Consumer Durables & Apparel 15.4 3 Soft Drinks 10.6 4 Retailing 15.2 4 Industrial Conglomerates 10.1 5 Food, Beverage & Tobacco 10.6 5 Apparel, Accessories & Luxury Goods 8.5 6 Materials 8.5 6 Aerospace & Defense 7.6 7 Automobiles & Components 5.5 7 Textiles 6.9 8 Commercial & Professional Services 4.5 8 Paper Packaging 5.5 � Top 8 total 100.0% 9 Diversified Support Services 4.5 All others — % 10 Auto Components 3.4 � � � 11 Metal & Glass Containers 3.0 12 Industrial Machinery 2.8 � � � 13 Construction Machinery & Heavy Trucks 2.3 14 Auto Parts & Equipment 2.1 Top 14 total 100.0% � � � All others — % 1 Based on annualized base rent for industrial segment.

43 Industry Concentration: Office As of March 31, 2023 2021 Top 10 Industries Top 20 Sub-Industries   Industry % of Annualized Base Rent1   Sub-Industry % of Annualized Base Rent1 1 Materials 12.7% 1 Aerospace & Defense 11.8% 2 Capital Goods 11.8 2 Soft Drinks 9.3 3 Health Care Equipment & Services 11.2 3 Renewable Electricity 7.4 4 Food, Beverage & Tobacco 9.3 4 Health Care Services 7.4 5 Utilities 9.1 5 Investment Banking & Brokerage 6.9 6 Consumer Services 8.7 6 Copper 6.3 7 Diversified Financials 7.0 7 Commercial & Professional Services 5.9 8 Energy 6.3 8 Integrated Telecommunication Services 4.7 9 Commercial & Professional Services 5.9 9 Hotels, Resorts & Cruise Lines 4.6 10 Telecommunication Services 4.7 10 Oil & Gas Equipment & Services 4.5 Top 10 total 86.7% 11 Casinos & Gaming 4.1 All others 13.3% 12 Paper Packaging 4.0 13 Semiconductors 2.7 14 Technology Distributors 2.6 15 Pharmaceuticals 2.5 16 Fertilizers & Agricultural Chemicals 2.4 17 Technology Hardware, Storage & Peripherals 2.1 18 Oil & Gas Exploration & Production 1.9 19 Home Improvement Retail 1.8 20 Electric Utilities 1.6 � � Top 20 total 94.5 % All others 5.5% 1 Based on annualized base rent for office segment.

44 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Consolidated As of March 31, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Phoenix $ 22,144 10.4% 2 Northern New Jersey 19,210 9.0 3 Boston 16,834 7.9 4 Denver 13,912 6.5 5 Houston 13,779 6.5 6 Charlotte 12,047 5.6 7 Birmingham 9,224 4.3 8 Chicago 8,719 4.1 9 Columbus 8,729 4.1 10 Las Vegas 7,538 3.5 Top 10 total $ 132,136 61.9% 10.4% 9.0% 8.6% 7.9% 7.6% 6.7% 6.1% 5.3% 4.5% 4.2% 29.7% Arizona New Jersey Texas Massachusetts Colorado California Ohio Alabama South Carolina North Carolina All Others 1 Based on annualized base rent for wholly-owned portfolio.

45 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Industrial and Office As of March 31, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Phoenix $ 19,420 11.2% 2 Boston 16,834 9.7 3 Denver 10,523 6.1 4 Northern New Jersey 9,933 5.8 5 Birmingham 9,224 5.3 6 Chicago 8,719 5.0 7 Charlotte 8,552 5.0 8 Columbus 7,557 4.4 9 Stockton/Modesto 7,340 4.3 10 San Diego 6,909 4.0 Top 10 total $ 105,011 60.8% 11.2% 9.7% 8.3% 7.4% 5.9% 5.9% 5.8% 5.6% 5.3% 5.0% 29.8% Arizona Massachusetts California Colorado Ohio Texas New Jersey South Carolina Alabama Illinois All Others 1 Based on annualized base rent for the industrial and office segments.

46 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Industrial As of March 31, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Chicago $ 8,719 18.0% 2 Columbus 7,557 15.6 3 Stockton/Modesto 7,340 15.2 4 Jacksonville 4,094 8.5 5 Savannah 3,335 6.9 6 Tampa 3,214 6.6 7 Detroit 3,023 6.3 8 Cleveland 2,662 5.5 9 Hampton Roads 2,564 5.3 10 Winston-Salem 1,893 3.9 Top 10 total $ 44,401 91.8% 21.1% 18.0% 15.2% 15.1% 6.9% 6.3% 5.3% 3.9% 2.3% 2.3% 3.6% Ohio Illinois California Florida Georgia Michigan Virginia North Carolina South Carolina New Jersey All Others 1 Based on annualized base rent for industrial segment.

47 Geographic Distribution (% of Annualized Base Rent1) Market Concentration: Office As of March 31, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Phoenix $ 19,420 15.6% 2 Boston 16,834 13.5 3 Denver 10,523 8.5 4 Birmingham 9,224 7.4 5 Northern New Jersey 8,842 7.1 6 Charlotte 8,552 6.9 7 San Diego 6,909 5.6 8 Houston 5,544 4.5 9 Las Vegas 5,121 4.1 10 Memphis 5,030 4.0 Top 10 total $ 95,999 77.2% 15.6% 13.5% 10.3% 8.2% 7.4% 7.1% 6.9% 5.6% 5.2% 4.1% 16.1% Arizona Massachusetts Colorado Texas Alabama New Jersey South Carolina California Tennessee Nevada All Others 1 Based on annualized base rent for office segment.

48 Lease Expirations: Consolidated As of March 31, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) 1 Based on annualized base rent for wholly-owned portfolio. 2 Excludes approximately 2K of SF related to cafes. $4,422 $24,296 $9,254 $12,723 $14,179 $19,275 $34,020 $25,932 $19,494 $49,763 2023 2024 2025 2026 2027 2028 2029 2030 2031 >2032 Expiring Leases Year Industrial Office Other Total Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — 1 1 2 180,000 $ 4,422 2.1% 2024 1 1 9 11 2,357,400 24,296 11.4 2025 1 4 3 8 871,900 9,254 4.3 2026 1 2 1 4 1,449,100 12,723 6.0 2027 — 7 — 7 570,700 14,179 6.6 2028 5 3 5 13 2,152,100 19,275 9.0 2029 1 6 1 8 1,565,800 34,020 15.9 2030 1 3 3 7 2,385,100 25,932 12.2 2031 2 4 — 6 1,588,900 19,494 9.1 2032 2 4 — 6 1,519,600 12,923 6.1 >2032 5 7 1 13 3,427,700 36,840 17.3 Vacant — — — — 893,600 — — Totals 19 42 24 85 18,961,900 2 $ 213,358 100.0%

49 Lease Expirations: Industrial and Office As of March 31, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) $2,312 $5,076 $4,587 $10,031 $14,179 $16,262 $26,755 $24,502 $19,494 $12,923 $36,547 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Industrial Office Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — 1 60,000 $ 2,312 1.3% 2024 1 1 875,700 5,076 2.9 2025 1 4 307,200 4,587 2.7 2026 1 2 1,338,800 10,031 5.8 2027 — 7 570,700 14,179 8.2 2028 5 3 1,876,800 16,262 9.4 2029 1 6 1,316,400 26,755 15.5 2030 1 3 2,311,700 24,502 14.2 2031 2 4 1,588,900 19,494 11.3 2032 2 4 1,519,600 12,923 7.5 >2032 5 7 3,409,600 36,547 21.2 Vacant — — 9,004 — — Totals 19 42 15,184,404 $ 172,668 100.0% 1 Based on annualized base rent for the industrial and office segments.

50 Lease Expirations: Industrial As of March 31, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) $— $4,094 $1,358 $4,902 $— $8,534 $1,482 $7,340 $8,451 $4,555 $7,623 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Leases Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 — — $ — — % 2024 1 817,700 4,094 8.5 2025 1 120,000 1,358 2.8 2026 1 978,100 4,902 10.1 2027 — — — — 2028 5 1,404,400 8,534 17.7 2029 1 312,000 1,482 3.1 2030 1 1,501,400 7,340 15.2 2031 2 1,039,200 8,451 17.5 2032 2 1,113,000 4,555 9.4 >2032 5 1,716,000 7,623 15.7 Vacant — — — — Totals 19 9,001,800 $ 48,339 100.0% 1 Based on annualized base rent for industrial segment.

51 Lease Expirations: Office As of March 31, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent) $2,312 $982 $3,229 $5,129 $14,179 $7,728 $25,273 $17,162 $11,043 $8,368 $28,924 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Leases Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 1 60,000 $ 2,312 1.9% 2024 1 58,000 982 0.8 2025 4 187,200 3,229 2.6 2026 2 360,700 5,129 4.1 2027 7 570,700 14,179 11.4 2028 3 472,400 7,728 6.2 2029 6 1,004,400 25,273 20.3 2030 3 810,300 17,162 13.8 2031 4 549,700 11,043 8.9 2032 4 406,600 8,368 6.7 >2032 7 1,693,600 28,924 23.3 Vacant — 9,004 — — Totals 42 6,182,604 $ 124,329 100.0% 1 Based on annualized base rent for office segment.

52 Lease Expirations: Other As of March 31, 2023 (USD in thousands) Lease Maturity Schedule (by Annualized Base Rent1) $2,110 $19,220 $4,667 $2,692 $— $3,013 $7,265 $1,430 $— $— $293 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 >2032 Expiring Leases Year Total Approx. Square Feet Annualized Base Rent % of Annualized Base Rent1 Remaining 2023 1 120,000 $ 2,110 5.2% 2024 9 1,481,700 19,220 47.2 2025 3 564,700 4,667 11.5 2026 1 110,300 2,692 6.6 2027 — — — — 2028 5 275,300 3,013 7.4 2029 1 249,400 7,265 17.9 2030 3 73,400 1,430 3.5 2031 — — — — 2032 — — — — >2032 1 18,100 293 0.6 Vacant — 884,612 — — Totals 24 3,777,512 $ 40,690 100.0% 1 Based on annualized base rent by expiring leases for other segment.

53 Geographic Distribution (% of Annualized Base Rent1) Market Concentrations: Other As of March 31, 2023 (USD in thousands) Top 10 Markets (% of Annualized Base Rent) Markets Annualized Base Rent % of Annualized Base Rent1 1 Northern New Jersey $ 9,277 22.8% 2 Houston 8,235 20.2 3 Charlotte 3,495 8.6 4 Denver 3,389 8.3 5 Jefferson City 2,798 6.9 6 Phoenix 2,724 6.7 7 Baltimore 2,692 6.6 8 Las Vegas 2,417 5.9 9 Huntsville 2,110 5.2 10 Cincinnati/Dayton 1,632 4.0 Top 10 total $ 38,769 95.2% 22.8% 20.2% 8.6% 8.3% 6.9% 6.9% 6.7% 6.6% 5.9% 5.2% 1.8% New Jersey Texas North Carolina Colorado Ohio Missouri Arizona Maryland Nevada Alabama All Others 1 Based on annualized base rent for other segment.

Notes & Definitions

55 Notes & Definitions ABR (Annualized Base Rent) “Annualized base rent” or “ABR” means the contractual base rent excluding abatement periods and deducting base year operating expenses for gross and modified gross leases as of March 31, 2023, unless otherwise specified, multiplied by 12 months. For properties in the Company's portfolio that had rent abatement periods as of March 31, 2023, we used the monthly contractual base rent payable following expiration of the abatement. Adjusted EBITDA Adjusted EBITDA means an amount, as defined in the Company's Credit Facility, derived from (a) net income before (b) interest, taxes, depreciation and amortization (EBITDA), plus (c) acquisition fees and expenses, (d) asset and property management fees, (e) straight-line rents and in-place lease amortization for the period, further adjusted for (f) acquisitions that have closed during the period, (g) certain reserves for capital expenditures, and (h) excluding activity relating to any partnership to the extent we are not a general partner and to the extent we are not liable for the associated indebtedness. We use Adjusted EBITDA, EBITDA and EBITDAre as non-GAAP supplemental performance measures to evaluate the operating performance of the Company. We believe these measures are helpful to investors because they are direct measures of the actual operating results of our properties. However, because Adjusted EBITDA, EBITDA and EBITDAre are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our liquidity is limited. Accordingly, Adjusted EBITDA, EBITDA and EBITDAre should not be considered alternatives to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. Average Annual Rent Escalations Represents weighted average rental increase is based on the remaining term of each lease, excluding leases that expire within one year. EBITDA Earnings before interest, tax, depreciation and amortization. EBITDAre The National Association of Real Estate Investment Trusts ("NAREIT") has defined EBITDAre as follows: (a) GAAP Net Income plus (b) interest expense plus (c) income tax expense plus (d) depreciation and amortization plus/minus (e) losses and gains on the disposition of depreciated property, including losses/gains on change of control plus (f) impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate. Adjustments to reflect the entity's share of EBITDAre of consolidated affiliates. Economic Occupancy Leases effective as of the reporting date. Fixed Charge Coverage Adjusted EBITDA annualized divided by sum of principal paid and due, interest expense, and cash dividends on preferred shares.

56 Notes & Definitions (continued) Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO") FFO and AFFO are non-GAAP financial measures that we believe are useful to investors because they are widely accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”). FFO is defined as net income or loss computed in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable real estate assets, adding back impairment write-downs of depreciable real estate assets, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships, joint ventures and preferred distributions. Because FFO calculations exclude such items as depreciation and amortization of depreciable real estate assets and gains and losses from sales of depreciable real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), they facilitate comparisons of operating performance between periods and between other REITs. As a result, the Company believes that the use of FFO, together with the required GAAP presentations, provides a more complete understanding of the Company's performance relative to its competitors and a more informed and appropriate basis on which to make decisions involving operating, financing, and investing activities. It should be noted, however, that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than the Company does, making comparisons less meaningful. Additionally, the Company uses AFFO as a non-GAAP financial measure to evaluate the Company's operating performance. AFFO excludes non-routine and certain non- cash items such as revenues in excess of cash received, amortization of share-based compensation net, deferred rent, amortization of in-place lease valuation, acquisition-related costs, financed termination fee, net of payments received, gain or loss from the extinguishment of debt, unrealized gains (losses) on derivative instruments, write-off transaction costs and other one-time transactions. FFO and AFFO have been revised to include amounts available to both common shareholders and limited partners for all periods presented. AFFO is a measure used among the Company's peer group. The Company also believes that AFFO is a recognized measure of sustainable operating performance by the REIT industry. Further, the Company believes AFFO is useful in comparing the sustainability of its operating performance with the sustainability of the operating performance of other real estate companies.

57 Notes & Definitions (continued) FFO and AFFO - cont. Management believes that AFFO is a beneficial indicator of its ongoing portfolio performance and ability to sustain its current distribution level. More specifically, AFFO isolates the financial results of the Company's operations. AFFO, however, is not considered an appropriate measure of historical earnings as it excludes certain significant costs that are otherwise included in reported earnings. Further, since the measure is based on historical financial information, AFFO for the period presented may not be indicative of future results or the Company's future ability to make or sustain distributions. By providing FFO and AFFO, the Company presents information that assists investors in aligning their analysis with management’s analysis of long-term operating activities. For all of these reasons, the Company believes the non-GAAP measures of FFO and AFFO, in addition to net income (loss) are helpful supplemental performance measures and useful to investors in evaluating the performance of the Company's real estate portfolio. However, a material limitation associated with FFO and AFFO is that they are not indicative of the Company's cash available to fund distributions since other uses of cash, such as capital expenditures at the Company's properties and principal payments of debt, are not deducted when calculating FFO and AFFO. The use of AFFO as a measure of long-term operating performance on value is also limited if the Company does not continue to operate under its current business plan as noted above. FFO and AFFO should not be viewed as a more prominent measure of performance than net income (loss) and each should be reviewed in connection with GAAP measurements. Neither the SEC, NAREIT, nor any other applicable regulatory body has opined on the acceptability of the adjustments contemplated to adjust FFO in order to calculate AFFO and its use as a non-GAAP performance measure. In the future, NAREIT may decide to standardize the allowable exclusions across the REIT industry, and the Company may have to adjust the calculation and characterization of this non-GAAP measure. Investment Grade Investment grade rating means an investment grade credit rating from a NRSRO approved by the U.S. Securities and Exchange Commission (e.g., Moody’s Investors Service, Inc., S&P Global Ratings and/or Fitch Ratings Inc.) or a non-NRSRO credit rating (e.g., Bloomberg’s default risk rating) that management believes is generally equivalent to an NRSRO investment grade rating; management can provide no assurance as to the comparability of these ratings methodologies or that any particular rating for a company is indicative of the rating that a single NRSRO would provide in the event that it rated all companies for which the Company provides credit ratings; to the extent such companies are rated only by non-NRSRO ratings providers, such ratings providers may use methodologies that are different and less rigorous than those applied by NRSROs; moreover, because PKST provides credit ratings for some companies that are non-guarantor parents of Company's tenants, such credit ratings may not be indicative of the creditworthiness of such tenants. Net Debt Total consolidated debt less cash and cash equivalents (excluding restricted cash). Net Debt (pro rata share) Total consolidated debt plus unconsolidated debt (pro rata share), less cash and cash equivalents (excluding restricted cash).

Notes & Definitions (continued)

Net Operating Income (NOI), Cash NOI, and Same Store Cash NOI

NOI is a non-GAAP measure which includes the revenue and expense directly attributable to our real estate properties. NOI is calculated as total revenue from real estate operations less property expenses, which includes operating property expenses, property tax expenses and management fees. Net operating income on a cash basis ("Cash NOI") is net operating income adjusted to exclude the effect of straight-line rent and amortization of acquired above- and below-market lease intangibles adjustments required by GAAP. Net operating income on a cash basis for our Same Store portfolio ("Same Store Cash NOI") is Cash NOI for properties held for the entirety of all periods presented. We believe that NOI, Cash NOI and Same-Store Cash NOI are helpful to investors as additional measures of operating performance because we believe they help both investors and management to understand the core operations of our properties excluding corporate and financing-related costs and non-cash depreciation and amortization. NOI, Cash NOI and Same Store Cash NOI are unlevered operating performance metrics of our properties and allow for a useful comparison of the operating performance of individual assets or groups of assets. These measures thereby provide an operating perspective not immediately apparent from GAAP income from operations or net income. In addition, NOI, Cash NOI and Same Store Cash NOI are considered by many in the real estate industry to be useful starting points for determining the value of a real estate asset or group of assets.

The table below represents a reconciliation of NOI to Cash NOI for the interim periods presented in the "Selected Financial Data" on page 9.

	For the Quarter Ended											
	12/31/2022				9/30/2022				6/30/2022			
(Unaudited, USD in thousands)	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio	Industrial	Office	Other	Total Portfolio
Revenue	$ 15,945	$ 45,643	$ 14,305	$ 75,893	$ 15,095	$ 72,128	$ 14,107	$ 101,330	$ 14,807	$ 93,494	$ 14,772	$ 123,073
Operating Property Expense	(1,083)	(5,071)	(3,203)	(9,357)	(638)	(10,301)	(2,777)	(13,716)	(602)	(11,377)	(2,356)	(14,335)
Property Tax Expense	(1,235)	(2,940)	(1,890)	(6,065)	(1,005)	(6,906)	(1,826)	(9,737)	(1,031)	(8,578)	(1,873)	(11,482)
Management Fees (Non-Affiliate)	(63)	(312)	(214)	(589)	(63)	(547)	(213)	(823)	(63)	(746)	(236)	(1,045)
TOTAL NOI	13,564	37,320	8,998	59,882	13,389	54,374	9,291	77,054	13,111	72,793	10,307	96,211
NON-CASH ADJUSTMENTS:												
Straight Line Rent	(135)	(4,784)	264	(4,655)	(456)	(2,239)	(68)	(2,763)	(211)	(2,666)	245	(2,632)
In-Place Lease Amortization	(93)	(702)	(128)	(923)	(87)	(220)	(129)	(436)	(102)	(213)	(117)	(432)
Deferred Termination Income	(36)	—	(508)	(544)	—	—	(758)	(758)	—	—	(758)	(758)
Deferred Ground Lease	—	433	—	433	—	490	—	490	—	510	1	511
Other Intangible Amortization	—	377	—	377	—	377	—	377	—	372	—	372
Inducement Amortization	—	79	—	79	—	—	—	—	—	107	—	107
TOTAL CASH NOI	$ 13,300	$ 32,723	$ 8,626	$ 54,649	$ 12,846	$ 52,782	$ 8,336	$ 73,964	$ 12,798	$ 70,903	$ 9,678	$ 93,379

58

59 Notes & Definitions Normalized EBITDAre We use Normalized EBITDAre as a non-GAAP supplemental performance measure to evaluate the operating performance of the Company. Normalized EBITDAre, as defined by the Company, represents EBITDAre (as defined by NAREIT), modified to exclude nonroutine items such as acquisition-related expenses, employee separation expenses and other non-routine costs. Normalized EBITDAre also omits the Normalized EBITDAre impact of properties sold during the period and extrapolate the operations of acquired properties to estimate a full quarter of ownership. We may also exclude the annualizing of other large transaction items such as termination income recognized during the quarter. Management believes these adjustments to reconcile to Normalized EBITDAre provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. Therefore, Normalized EBITDAre should not be considered as an alternative to net income, as computed in accordance with GAAP. Normalized EBITDAre may not be comparable to similarly titled measures of other companies. Normalized EBITDAre (Consolidated) Normalized EBITDAre (Consolidated) represents Normalized EBITDAre adjusted to exclude items related to any unconsolidated entities. We calculated Normalized EBITDAre (Consolidated) as follows: For the Quarter Ended (Unaudited, USD in thousands) 3/31/2023 12/31/2022 9/30/2022 6/30/2022 3/31/2022 Normalized EBITDAre $ 58,383 $ 57,924 $ 64,350 $ 86,861 $ 80,230 Adjustment for unconsolidated joint venture (15,452) (12,791) — — — Normalized EBITDAre (Consolidated) $ 42,931 $ 45,133 $ 64,350 $ 86,861 $ 80,230

60 Notes & Definitions (continued) Operating Margin NOI/Revenue. Per Share Per share data represents basic and diluted shares and reflects the impact of the Company's one-for-nine reverse share split. Pro Rata Pro rata represents the Company's share of the unconsolidated joint venture. Same Store Same store portfolio includes properties which were held for a full period compared to the same period in the prior year. Unencumbered Assets Unencumbered Assets are properties not secured by a mortgage debt or included in the Revolver's borrowing base calculation. WALT Weighted average lease term (in years). This is the average remaining lease term for all leases combined, weighted based on Annualized Base Rent.

61 Disclaimer Disclaimer on Forward-Looking Statements This document contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this document reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause our actual results to differ significantly from those expressed in any forward-looking statement. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the work-from-home trends; recent and ongoing disruption in the debt and banking markets; occupancy, rent deferrals and the financial condition of the Company’s tenants; whether easing of the pandemic, work-from-home trends or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; our future capital expenditures, operating expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the Listing will maximize shareholder value; whether we will be successful in the pursuit of our business plan, including any dispositions; whether we will succeed in our investment objectives; any relationship between the trading price of our common shares and our previously published net asset value; any fluctuation and/or volatility of the trading price of our common shares; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of requirements related to being a listed company; and other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urges you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this document. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.